Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:                     7
Distribution Date:                       03/14/97
Payment Date:                            03/17/97
Collection Period Beginning:             02/01/97
Collection Period Ending:                02/28/97
Note and Certificate Accrual Beginning:  02/18/97
Note and Certificate Accrual Ending:     03/17/97


BOND SUMMARY:
Beginning Class A-1 Note Security Balance             $684,870,474.33
Beginning Class A-2 Note Security Balance             $52,240,000.00
Beginning Class A-3 Note Security Balance             $67,900,000.00
Beginning Class B     Note Security Balance           $49,370,000.00
Beginning Certificate Security Balance                $36,886,000.00
Beginning Overcollateralization Amount                $45,652,621.58
Beginning Class A-1 Adjusted Balance                  $684,870,474.33
Beginning Class A-2 Adjusted Balance                  $52,240,000.00
Beginning Class A-3 Adjusted Balance                  $67,900,000.00
Beginning Class B    Adjusted Balance                 $49,370,000.00
Beginning Certficate  Adjusted Balance                $36,886,000.00
Beginning Overcollateralization Amount                $45,652,621.58
Ending Class A-1 Note Security Balance                $667,810,739.12
Ending Class A-2 Note Security Balance                $52,240,000.00
Ending Class A-3 Note Security Balance                $67,900,000.00
Ending Class B    Note Security Balance               $49,370,000.00
Ending Certificate Security Balance                   $36,886,000.00
Ending Overcollateralization Amount                   $45,847,813.05
Ending Class A-1 Adjusted Balance                     $667,810,739.12
Ending Class A-2 Adjusted Balance                     $52,240,000.00
Ending Class A-3 Adjusted Balance                     $67,900,000.00
Ending Class B    Adjusted Balance                    $49,370,000.00
Ending Certficate  Adjusted Balance                   $36,886,000.00
Ending Overcollateralization Amount                   $45,847,813.05
Class A-1 Note Rate Capped at 13%                     5.59%
Class A-2 Note Rate Capped at 15%                     5.74%
Class A-3 Note Rate Capped at 15%                     5.84%
Class B    Note Rate Capped at 15%                    6.07%
Certificate Rate Capped at 16%                        6.42%
Class A-1 Interest Due                                $2,872,285.13
Class A-2 Interest Due                                $224,966.86
Class A-3 Interest Due                                $297,497.74
Class B Interest Due                                  $224,826.54
Certificate Yield  Due                                $177,658.10
Class A-1 Interest Paid                               $2,872,285.13
Class A-2 Interest Paid                               $224,966.86
Class A-3 Interest Paid                               $297,497.74
Class B Interest Paid                                 $224,826.54
Certificate Yield Paid                                $177,658.10
Class A-1 Unpaid Interest                             $0.00
Class A-2 Unpaid Interest                             $0.00
Class A-3 Unpaid Interest                             $0.00
Class B     Unpaid Interest                           $0.00
Certificate Unpaid Yield                              $0.00
Class A-1 Principal Paid                              $17,059,735.20
Class A-2 Principal Paid                              $0.00
Class A-3 Principal Paid                              $0.00
Class B    Principal Paid                             $0.00
Certificate    Principal Paid                         $0.00
OC           Principal Paid                           $0.00
Beginning Class A-1 Net Charge-Off                    $0.00
Beginning Class A-2 Net Charge-Off                    $0.00
Beginning Class A-3 Net Charge-Off                    $0.00
Beginning Class B    Net Charge-Off                   $0.00
Beginning Certificate Net Charge-Off                  $0.00
Beginning OC Net Charge-Off                           $0.00
Reversals Allocated to Class A-1                      $0.00
Reversals Allocated to Class A-2                      $0.00
Reversals Allocated to Class A-3                      $0.00
Reversals Allocated to Class B                        $0.00
Reversals Allocated to Certificates                   $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments    $195,191.48
 Total Charge-Offs:                                   $0.00
Charge-Offs Allocated to Class A-1                    $0.00
Charge-Offs Allocated to Class A-2                    $0.00
Charge-Offs Allocated to Class A-3                    $0.00
Charge-Offs Allocated to Class B                      $0.00
Charge-Offs Allocated to Certificates                 $0.00
Charge-Offs Allocated to OC                           $0.00
Ending Class A-1 Net Charge-Off                       $0.00
Ending Class A-2 Net Charge-Off                       $0.00
Ending Class A-3 Net Charge-Off                       $0.00
Ending Class B     Net Charge-Off                     $0.00
Ending Certificate Net Charge-Off                     $0.00
Ending OC Net Charge-Off                              $0.00
Bond Balance Reconciliation (should equal $0.00)      ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of Month)
                                                      3.94%
Designated Certificate / Certificate Security (Balance Beginning of Month)
                                                     1.000000%
Designated Certificate  - Beginning of Month           $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05 (iv) &
(viii))                                               $0.00
Designated Certificate  - End of Month                $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 (ii))
                                                      $1,776.58
Designated Certificateholder Accelerated Principal Payments - Beginning Balance
                                          $1,248,621.58
Accelerated Principal Payment (Sec. 3.05 (vi))         $195,191.48
Payments to Holder of Designated Certificate in respect to Acc. Prin. (Sec. 3.05
(v)                                             $0.00
Designated Certificateholder Accelerated Principal Payments - Ending Balance
                                                      $1,443,813.05
Designated Certificateholder Holdback Amount (Beginning of Month)
                                                      $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (Sec. 3.05
(v) &                                                 $0.00
Designated Certificateholder Holdback Amount (End of Month) $44,404,000.00 Remaining Payments to Designated Certificates (Sec. 3.05 paragraph following
(ix))                                                 $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))            $926,399.41